Page 1 Chevron Corporation Performance Share Award Agreement (Share Settled) Exhibit 10.1 1. NOTICE OF PERFORMANCE SHARE AWARD. You have been granted a Performance Share Award, subject to the terms and conditions of the 2022 Long-Term Incentive Plan of Chevron Corporation (“Plan”) and this Award agreement (“Agreement”). By accepting this Performance Share Award, you agree to all terms and conditions of the Plan, its Rules, and any provisions within this Agreement. Defined terms that are not defined herein shall have the meaning ascribed to them in the Plan or Rules. In the event of any conflict between the provisions of this Agreement and the terms of the Plan or Rules, the terms of the Plan and/or Rules shall govern. For a copy of the plan documents, go to the Executive Plans website, the Global Executive Plans website, or contact the Executive Compensation Group at [email address] or [phone number]. 1.1 NAME OF EMPLOYEE: 1.2 GRANT DATE: 1.3 NUMBER OF SHARES GRANTED: 1.4 PERFORMANCE PERIOD: 1.5 VESTING: The Performance Share Award will vest at the end of the Performance Period, adjusted as of Termination as described in Sections 2.1 and 2.2. 2. TERMS AND CONDITIONS OF PERFORMANCE SHARE AWARD. 2.1 EFFECT OF TERMINATION ON VESTING. Termination of employment impacts Vesting. However, the payment will be calculated and paid after the end of the Performance Period. a. Termination in a Non-European Union Payroll Country If you are on a non-European Union country’s payroll at Termination of employment, your Performance Share Award is affected as follows: i. If your employment Terminates prior to [DATE] of the year following the Grant Date, then all Performance Shares will be forfeited as of your date of Termination. ii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination, you are at least age 65, have at least 90 points (sum of age and service at Termination), or have retired due to Mandatory Retirement, 100% of the Performance Share Award will vest. iii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination, you are at least age 60 or have at least 75 points (sum of age and service at Termination): A portion of the Performance Share Award will vest. The vested portion of your Performance Share Award is determined by multiplying the number of Performance Shares granted by the number of completed months from the Performance Period start date to your Termination date, up to a maximum of 36 months, divided by 36 months. The unvested portion of your Performance Shares Award will be forfeited. iv. Notwithstanding the foregoing, with the exception of Section 2.1a.ii, if you Terminate employment after a Change in Control and are eligible for a severance pay benefit under the Chevron Corporation Change in Control Surplus Employee Severance Program for LTIP Eligible Participants in Salary Grades 43 and Below, as may be amended, the vested portion of your Performance Share Award will be determined by multiplying the number of Performance Shares granted by the number of completed months from the Performance Period start date to your Termination date, up to a maximum of 36 months, divided by 36 months. The unvested portion of your Performance Shares Award will be forfeited.

Page 2 b. Termination in a European Union Payroll1 Country If you are on a European Union country’s payroll at Termination of employment, your Performance Share Award is affected as follows. i. If your employment Terminates prior to [DATE] of the year following the Grant Date, then all Performance Shares will be forfeited as of your date of Termination. ii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination, you have at least 30 years of service: 100% of the Performance Share Award will vest. iii. If your employment Terminates on or after [DATE] of the year following the Grant Date and if, upon Termination you have at least 25 years of service but less than 30 years of service: A portion of the Performance Share Award will vest. The vested portion of your Performance Share Award is determined by multiplying the number of Performance Shares granted by the number of completed months from the performance period start date to your Termination date, up to a maximum of 36 months, divided by 36 months. The unvested portion of your Performance Shares Award will be forfeited. iv. Notwithstanding the foregoing, with the exception of Section 2.1b.ii, if you Terminate employment after a Change in Control and are eligible for a severance pay benefit under the Chevron Corporation Change in Control Surplus Employee Severance Program for LTIP Eligible Participants in Salary Grades 43 and Below, as may be amended, the vested portion of your Performance Share Award will be determined by multiplying the number of Performance Shares granted by the number of completed months from the Performance Period start date to your Termination date, up to a maximum of 36 months, divided by 36 months. The unvested portion of your Performance Shares will be forfeited. 2.2 DISABILITY. For purposes of the Vesting and the forfeiture of your Performance Share Award, you are deemed to have Terminated upon the earlier of twenty-nine (29) months after the commencement of long-term disability benefits under a plan or program sponsored by the Corporation, or the date you fail to qualify, or no longer qualify for such long-term disability benefits, provided that you do not return to active employment with the Corporation at that time. 2.3 DIVIDEND EQUIVALENTS. If the dividend record date and the accompanying dividend payment date of Chevron common stock occur on or before the applicable Performance Period end date, your Performance Shares will earn Dividend Equivalents in the form of additional Performance Shares, subject to the vesting and Termination provisions described above. If the dividend record date is on or before the applicable Performance Period end date, but the accompanying dividend payment date is after the applicable Performance Period end date, your Performance Share Award will earn Dividend Equivalents only in the form of cash. 2.4 PERFORMANCE SHARE AWARD PAYOUT. The payout value of your Performance Share Award is equal to the number of your vested Performance Shares, including Dividend Equivalents, multiplied by the Performance Share Multiplier as described below, then multiplied by the Closing Price of Common Stock (as listed on the New York Stock Exchange) as of the certification date of such Performance Share Multiplier by the Committee. 2.5 PERFORMANCE SHARE MULTIPLIER. The Performance Share Multiplier is the sum of weighted TSR Modifier and Weighted ROCE-I Modifier as determined below: (a) 70% weight, Chevron’s total stockholder return (TSR) compared with the TSR for the Peer Group for the three-year Performance Period, and (b) 30% weight, Chevron’s return on average capital employed improvement (ROCE-I) compared with the ROCE-I for the Peer Group for the three-year period commencing with the quarter preceding the beginning of the Performance Period and ending one quarter prior to the end of the Performance Period. TSR Relative TSR Rank 1 2 3 4 5 6 TSR Modifier 200% 160% 120% 80% 40% 0% The Peer Group for TSR is BP, ExxonMobil, Shell, TotalEnergies and S&P 500 Total Return Index. In the event Chevron’s measured TSR is less than 1 percentage point of the nearest member(s) of the Competition, the results will 1 As defined in the Rules as of the date of termination.

Page 3 be considered a tie, and the TSR Modifier will be determined by dividing the sum of the TSR Modifiers in the tied positions by the number of members of the Competition in the tie. If you are a member of the Chevron Executive Committee as of the Grant Date, your Award is subject to a 20% reduction of the above-target TSR Modifier if the TSR is negative, determined as of the end of the three-year Performance Period. ROCE-I Relative ROCE-I Rank 1 2 3 4 5 ROCE-I Modifier 200% 150% 100% 50% 0 The Peer Group for ROCE-I is BP, ExxonMobil, Shell, and TotalEnergies. In the event Chevron’s measured ROCE-I is less than one half of a percentage point of the nearest member(s) of the Competition, the results will be considered a tie, and the ROCE-I Modifier will be determined by dividing the sum of the ROCE-I Modifiers in the tied positions by the number of members of the Competition in the tie. Notwithstanding anything herein to the contrary, the Committee retains the discretion to adjust the payout of Performance Shares downward if business or economic conditions warrant, as the Committee determines. 2.6 PAYMENT DATE. Performance Share Award will be paid in Shares, less all applicable withholding taxes, no later than March 15 after the end of the Performance Period as described in subsection 1.4. 2.7 DEFERRAL. You may not defer payment of your Performance Share Award. 2.8 FORFEITURE AND REPAYMENT. Performance Share Awards may be forfeited for Misconduct as defined in the Plan, and the Corporation may demand repayment of amounts received on or after the date of the Misconduct. As an additional condition of receiving the Performance Share Awards, you agree that the Performance Share Awards and any proceeds or other benefits you may receive hereunder shall be subject to forfeiture and/or repayment to the Corporation (i) under the terms of the Corporation’s Dodd-Frank Clawback Policy, as may be amended from time to time (and such requirements shall be deemed incorporated into this Agreement without your additional consent), to the extent applicable to you or (ii) to comply with any requirements imposed under applicable laws and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. See the terms of the Plan for additional information. 2.9 TAXATION. You are responsible for all taxes with respect to the Performance Share Award. The Corporation makes no guarantees regarding the tax treatment of your Award and the tax consequences of Performance Share Awards vary, depending on the country’s laws that govern this Performance Share Award. Consult the prospectus or prospectus supplement and your tax advisor for more information regarding the tax consequences of your Performance Share Award. For a copy of the prospectus or prospectus supplement, go to Executive Plans website or the Global Executive Plans website. 2.10 ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of Performance Shares under this Agreement shall be adjusted, in accordance with the terms of the Plan. 2.11 NON-TRANSFERABILITY OF AWARD. You are not permitted to sell, transfer, pledge, assign or encumber this Performance Share Award during your lifetime. Notwithstanding the foregoing, this Performance Share Award may be transferred or assigned after your death to your beneficiary. 2.12 BENEFICIARY DESIGNATION. You may designate a beneficiary for your Performance Share Award on the Benefit Connection website. Benefit Connection can be accessed on the Chevron U.S. Benefits website hr2.chevron.com. Non-U.S. payroll employees may download a Beneficiary Designation form from the Global Executive Plans website. Beneficiary designations for deferred Performance Share Awards are made under the terms of the Deferred Compensation Plan II. 2.13 NO RIGHT TO CONTINUED EMPLOYMENT. The granting of the Performance Share Award shall impose no obligation on the Corporation or its affiliate to continue your employment. 2.14 RIGHTS AS A STOCKHOLDER. You will have none of the rights of a stockholder of the Corporation with respect to the Performance Share Award. 2.15 AMENDMENT. This Agreement may not be altered, modified or amended except by written instrument signed by both parties and in accordance with the terms of the Plan.